SECURITIES AND EXCHANGE COMMISSION
	                            Washington, D.C. 20549


                                   FORM 8-K

                               	CURRENT REPORT

                	Pursuant to Section 13 or 15(d) of the
                   	Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  October 5, 1998


                            METRIS COMPANIES INC.
        	(Exact Name of Registrant as Specified in Its Charter)


Delaware                                           41-1849591

(State or Other Jurisdiction    (Commission       (IRS Employer
of Incorporation)               File Number)      Identification No.)



600 South Highway 169, Suite 1800, St. Louis Park MN      55426
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code  (612) 525-5020

                                    N/A
	(Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Events.

         This Report is made to file a press release issued by the Registrant on October 5, 1998.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

20.1	Press release dated October 5, 1998.

                               	SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                    	METRIS COMPANIES INC.


Date: October 6, 1998	               By:\s\ Z. Jill Barclift
   	                                 Name:  Z. Jill Barclift
                                     Title: Vice President, General Counsel



	EXHIBIT INDEX


The following exhibit is filed herewith:


Exhibit No.

20.1		Press release dated October 5, 1998.